AVAILABLE FOR SALE SECURITIES	12 Months Ended
Dec. 31, 2016
Investments, Debt and Equity Securities [Abstract]
AVAILABLE FOR SALE SECURITIES
AVAILABLE-FOR-SALE SECURITIES

Marketable securities held by the Company are debt securities and share investments considered to be available-for-sale securities.

(in thousands of $)	2016	2015
Amortized cost	197,449	185,148
Accumulated net unrealized (loss)/gain	(78,960)	14,446
Carrying value	118,489	199,594

The Company's investment in marketable securities consists of investments in shares and secured notes which mature in 2019. Available-for-sale securities are recorded at fair value, with unrealized gains and losses recorded as a separate component of other comprehensive income. The net unrealized loss on available-for-sale securities included in other comprehensive income as at December 31, 2016, was $79.0 million (2015: net unrealized gain $14.4 million).

The investments in shares at December 31, 2016, consist of listed shares in Frontline with a carrying value of $78.2 million (2015: $164.5 million) (see Note 23: Related party transactions and Note 16: Investment in associated companies) and shares in NorAm Drilling Company AS traded on the Norwegian Over the Counter market ("OTC") with a carrying value of $1.4 million (2015: $nil).

The investments in secured notes at December 31, 2016, consists of listed and unlisted corporate bonds with a total carrying value of $38.9 million (2015: $35.1 million). The Company recorded no impairment charge in respect of available-for-sale securities in the year ended December 31, 2016. In December 2015, the Company determined that the bonds were other-than-temporarily impaired and recorded an impairment charge of $20.6 million, reducing their amortized cost to fair value at December 31, 2015.